         Morgan Stanley Variable Investment Series Limited Duration Portfolio
                          Item 77(O) 10F-3 Transactions
                        January 1, 2007 - June 30, 2007

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund

 03/20    -                                               Morgan
         /07                                                    Stanley,
                                                                  ABN
                                                                 AMIRO
Hospir                                                          Incorpor
a Inc.                                                           ated,
 5.83%                 $100.0 $375,00  375,00  0.10%  0.26%    Citigrou  Citigr
  due                    0    0,000.0   0.00                    p, Banc    oup
3/30/2                           0                                 of
  010                                                           America
                                                                Securiti
                                                                es LLC,
                                                                Wachovia
                                                                Capital
                                                                Markets,
                                                                  LLC

                                                                Morgan
        05/03    -                                              Stanle
        /07                                                       y,
                                                                Citi,
                                                                Credit
                                                                Suisse
                                                                  ,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Deutsc
Capmar                                                            he
   k                                                             Bank
Financ                                                          Securi
  ial                  $99.96 $1,200,  410,00    0.03%  0.26%   ties,   Citigr
 Group                        000,000     0.00                 JPMorg    oup
5.875%                          ,00                             an RBS
  due                                                           Greenw
5/10/2                                                           ich
  012                                                           Capita
                                                                  l,
                                                                Daiwa
                                                                Securi
                                                                 ties
                                                                 SMBC
                                                                Europe
                                                                  ,
                                                                Mitsub
                                                                 ishi
                                                                 UFJ
                                                                Securi
                                                                ties,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                 West
                                                                LB AG,
                                                                 Bank
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Natixi
                                                                s, RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Scotia
                                                                Capita
                                                                  l,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Shinse
                                                                  i
                                                                Intern
                                                                ationa
                                                                  l
                                                                Limite
                                                                  d